OPPENHEIMER CAPITAL APPRECIATION FUND/VA
A series of Oppenheimer Variable Account Funds

Supplement dated April 26, 2010

to the Prospectus dated April 30, 2009

This supplement amends the Prospectus of Oppenheimer Capital Appreciation Fund/VA (the "Fund"), dated April 30, 2009.

1. The section titled “How the Portfolio Manager Decides What Securities To Buy or Sell" on page 3 in the Prospectus is deleted in its entirety and is replaced with the following:

HOW THE PORTFOLIO MANAGER DECIDES WHAT SECURITIES TO BUY OR SELL. In selecting securities to buy or sell the portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently, the portfolio manager looks for:

•	companies in business areas that have above-average growth potential,

•	companies with growth rates that the portfolio manager believes are sustainable over time,

•	stocks with reasonable valuations relative to their growth potential.

     The Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

2. The section titled “Portfolio Manager” on page 14 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Julie Van Cleave, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Ms. Van Cleave has been portfolio manager of the Fund since April 26, 2010.

     Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Manager since April 2010. Prior to joining the Manager, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Prior to 2002, Ms. Van Cleave was a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. Ms. Van Cleave is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Fund shares.

April 26, 2010

PS0610.005